Exhibit 10.41
EXECUTION COPY
[ARCH COAL]
FIRST AMENDMENT TO AMENDED AND
RESTATED RECEIVABLES PURCHASE AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of January 31, 2011, is entered into among ARCH RECEIVABLE COMPANY, LLC (the “Seller”), ARCH COAL SALES COMPANY, INC. (the “Servicer”), the various financial institutions party to the Agreement (as defined below) as Conduit Purchasers (the “Conduit Purchasers”), as Related Committed Purchasers (the “Related Committed Purchasers”), as LC Participants (the “LC Participants”), and as Purchaser Agents (the “Purchaser Agents”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”; together with the Conduit Purchasers, the Related Committed Purchasers and the LC Participants, the “Purchasers”).
RECITALS
     1. The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of February 24, 2010 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
     SECTION 2. Amendments to the Agreement. The Agreement is hereby amended as follows:
     (a) Clause (iii) of Section 5.6 of the Agreement is amended by inserting the phrase “any nationally recognized statistical rating organization or” at the beginning thereof, immediately prior to the phrase “if applicable”.
     (b) The definition of “Scheduled Commitment Termination Date” set forth in Exhibit I to the Agreement is amended by replacing the date “February 23, 2011” where it appears therein with the date “January 30, 2012”.
     SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:
     (a) Representations and Warranties. The representations and warranties made by such Person in the Agreement and each of the other Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.
     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     SECTION 4. Effect of Amendment; Ratification. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect, in each case referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as specifically set forth herein. The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
     SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of duly executed counterparts of (a) this Amendment, (b) that certain Second Amended and Restated Purchaser Group Fee Letter, dated as of the date hereof, by and among the Seller, ACI, the Administrator, Market Street Funding LLC and PNC, and (c) that certain Amended and Restated Purchaser Group Fee Letter, dated as of the date hereof, by and among the Seller, ACI, Credit Agricole Corporate and Investment Bank and Atlantic Asset Securitization LLC, in each case in form and substance satisfactory to the Administrator.
     SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
     SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

     SECTION 9. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
     SECTION 10. Ratification. After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
[Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ARCH RECEIVABLE COMPANY, LLC, as Seller
By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President & Treasurer

ARCH COAL SALES COMPANY, INC., as Servicer
By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Vice President & Treasurer

S-1	First Amendment to A&R RPA (Arch Coal)

PNC BANK, NATIONAL ASSOCIATION, as Administrator
By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Purchaser Agent
By:	/s/ William P. Falcon
Name:	William P. Falcon
Title:	Vice President

S-2	First Amendment to A&R RPA (Arch Coal)

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant
By:	/s/ Richard Munsick
Name:	Richard Minsick
Title:	Senior Vice President

S-3	First Amendment to A&R RPA (Arch Coal)

MARKET STREET FUNDING LLC, as a Conduit Purchaser and as a Related Committed Purchaser
By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

S-4	First Amendment to A&R RPA (Arch Coal)

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser
By:	/s/ Konstantina Kourmpetis
Name:	Konstantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

S-5	First Amendment to A&R RPA (Arch Coal)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Related Committed Purchaser and as a Purchaser Agent
By:	/s/ Konstantina Kourmpetis
Name:	Konstantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

S-6	First Amendment to A&R RPA (Arch Coal)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an LC Participant
By:	/s/ Konstantina Kourmpetis
Name:	Konstantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

S-7	First Amendment to A&R RPA (Arch Coal)

ACKNOWLEDGED AND AGREED: ARCH COAL, INC.
By:	/s/ James E. Florczak
Name:	James E. Florczak
Title:	Treasurer

S-8	First Amendment to A&R RPA (Arch Coal)